January 1, 2005

Fund Profile

T. Rowe Price Index Funds

Equity Index 500

Extended Equity Market Index

Total Equity Market Index

International Equity Index

U.S. Bond Index

Five funds seeking to match performance of broad indices of common stocks and bonds.

This profile summarizes key information about the funds that is included in the funds` prospectus. The funds` prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660 or by visiting our Web site at

troweprice.com.

®

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Fund Profile

What is each fund`s objective?

Equity Index 500 Fund seeks to match the performance of the Standard & Poor`s 500 Stock Index®. The S&P 500 is made up of primarily large-capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market`s total capitalization. (Market capitalization is the number of a company`s outstanding shares multiplied by the market price per share.)

Extended Equity Market Index Fund seeks to match the performance of the U.S. stocks not included in the S&P 500. These are primarily small and mid capitalization stocks (market capitalization between the 200 and 1,000 largest companies in the U.S. stock market). We use the Dow Jones Wilshire 4500 Completion Index (formerly the Wilshire 4500 Completion Index) to represent this universe.

Total Equity Market Index Fund seeks to match the performance of the entire
U.S. stock market. We use the Dow Jones Wilshire 5000 Composite Index
(formerly the Wilshire 5000 Total Market Index) to represent the market as a whole. Because the largest stocks in the index carry the most weight, large-
capitalization stocks make up a substantial majority of the Wilshire 5000`s value.

International Equity Index Fund seeks to provide long-term capital growth. We use the FTSExaa International Limited ("FTSE") Developed ex North America Index, an equity market index based on the market capitalization of over 1,000 predominately large companies listed in 21 countries, including Japan, the U.K., and developed countries in Continental Europe and the Pacific Rim.

U.S. Bond Index Fund seeks to match the total return performance of the U.S. investment-grade bond market. We use the Lehman Brothers U.S. Aggregate Index, which typically includes more than 5,000 fixed-income securities with an overall intermediate to long average maturity. The range was 6.47 to 9.03 years for the last five years ended December 31, 2003, although it will vary with market conditions.

The inclusion of a stock or bond in the S&P 500, the Wilshire, the FTSExaa , or the Lehman Brothers indices is not an endorsement by Standard & Poor`s, Wilshire Associates, FTSExaa , or Lehman Brothers of the stock or bond as an investment, nor are S&P, Wilshire, FTSExaa , and Lehman Brothers sponsors of the funds or in any way affiliated with them.

Standard & Poor`s, S&P, S&P 500 Index, Standard & Poor`s 500, and 500 are trademarks of McGraw-Hill, Inc., and have been licensed for use by the fund.

Wilshire and Wilshire 5000 are registered service marks of Wilshire Associates Incorporated of Santa Monica, California.

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"FTSExaa " is a trademark jointly owned by the London Stock Exchange Limited and The Financial Times Limited and is used by FTSE International Limited under license.

What is each fund`s principal investment strategy?

Equity Index 500 Fund invests substantially all of its assets in all of the stocks in the S&P 500 Index. We attempt to maintain holdings of each stock in proportion to its weight in the index. This is known as a full replication strategy.

Standard & Poor`s constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its total market value. For example, the 50 largest companies in the index may account for over 50% of its value.

Extended Equity Market Index Fund uses a sampling strategy, investing substantially all of its assets in a group of stocks representative of the Wilshire 4500 Index. The fund does not attempt to fully replicate the index by owning each of the stocks in it. Despite its name, the Dow Jones Wilshire 4500 includes more than 4,600 stocks.

Total Equity Market Index Fund also uses a sampling strategy, investing substantially all of its assets in a broad spectrum of small-, mid-, and large-capitalization stocks representative of the Dow Jones Wilshire 5000 Index. The Dow Jones Wilshire 5000 includes over 5,100 stocks.

In an attempt to recreate each of the Dow Jones Wilshire indices, we select stocks in terms of industry, size, and other characteristics. For example, if technology stocks made up 15% of the Dow Jones Wilshire 4500 Index, the Extended Equity Market Index Fund would invest about 15% of its assets in technology stocks with similar characteristics. Several factors are considered in selecting representative stocks, including historical price movement, market capitalization, transaction costs, and others.

International Equity Index Fund seeks to match the performance of the FTSExaa Developed ex North America Index by using a full replication strategy. This involves investing substantially all of its assets in all of the stocks in the index in proportion to each stock`s weight in the index. The index is constructed by selecting the countries it covers, sorting the market by industry groups, and targeting a significant portion of them for inclusion in the index. Until the fund reaches a sufficient size, it will use a sampling strategy, investing in a group of stocks that is representative of the index.

U.S. Bond Index Fund also uses a sampling strategy, investing substantially all fund assets in bonds specifically represented in the Lehman Brothers U.S. Aggregate Index. Within each broad segment of the benchmark, such as government

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bonds, mortgages, and corporate issues, we will select a set of U.S. dollar-denominated bonds that represents key benchmark traits. The most important of these traits are interest rate sensitivity, credit quality, and sector diversification, although other characteristics will be reflected. The fund`s holdings will normally include U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, and U.S. dollar-denominated securities of foreign issuers. Municipal bonds may also be included in the fund.

All funds

T. Rowe Price compares the composition of all funds to that of the indices. If a misweighting develops, the portfolios are rebalanced in an effort to bring them into line with their respective indices. In addition to stocks, the stock funds may purchase exchange-traded funds, stock index futures, or stock options in an effort to minimize any deviations in performance with their indices.

In addition to its normal investments, the bond fund may purchase collateralized mortgage obligations (CMOs) and certain types of derivatives, provided they have similar characteristics to index securities but potentially offer more attractive prices, yields, or liquidity. Derivatives, such as futures and options, will not exceed 10% of the fund`s total assets. This flexibility in investing is intended to help the manager keep the fund`s composition in line with the index and minimize deviations in performance between the fund and the index.

Table 1  Index Funds Comparison Guide
Fund	Investment emphasis	Principal types of securities

Equity Index 500	S&P 500 stocks	Large-cap
Extended Equity Market Index	Broad market apart from S&P 500 stocks	Small- and mid-cap stocks
Total Equity Market Index	Broad market including S&P 500 stocks	Blend of large-, mid-, and small-cap stocks
International Equity Index	FTSExaa Developed ex North America Indexn	Large companies in 21 countries, including Japan, the U.K., and developed countries in Continental Europe and the Pacific Rim
U.S. Bond Index	Lehman Brothers U.S. Aggregate Index	U.S. investment-grade bonds

While there is no guarantee, the investment manager expects the correlation between each fund and its index to be at least 0.95. A correlation of 1.00 means the returns of the fund and the index move in the same direction (but not necessarily by the same amount). A correlation of 0.00 means movements in the fund are unrelated to movements in the index.

Each fund may sell securities to better align its portfolio with the characteristics of its benchmark or satisfy redemption requests. However, the funds are not required to sell specific issues that have been removed from their indices.

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Further information about each fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.

What are the main risks of investing in the funds?

All funds except U.S. Bond Index Fund

The funds are designed to track broad segments of the U.S. and foreign stock markets—whether they are rising or falling. Markets as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

Since each fund is passively managed and seeks to remain fully invested at all times, assets cannot be shifted from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform these funds.

Equity Index 500 Fund  While there is no guarantee, this fund should tend to be less volatile than the other three stock portfolios because of its focus on U.S., larger-cap stocks. The fund emphasizes large-cap stocks, which may at times lag shares of smaller, faster-growing companies. It may also pay a modest dividend that can help offset losses in falling markets.

Extended Equity Market Index Fund  This fund will be subject to the greater risks associated with small- and mid-cap stocks. Smaller companies often have limited product lines, markets, or financial resources, and may depend on a small group of inexperienced managers. The securities of small companies may have limited marketability and liquidity and are often subject to more abrupt or erratic market movements than shares of larger companies or the major market averages. The very nature of investing in smaller companies involves greater risk than is customarily associated with large-cap companies.

Total Equity Market Index Fund  While there is no guarantee, this fund is expected to have a risk level between the other two U.S. funds, and should have higher dividends than the Extended Equity Market Index Fund.

International Equity Index Fund  .Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. Some particular risks affecting this fund include the following:

  Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable,

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  Fund Profile

  and long lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Under normal conditions, the fund does not expect to hedge its currency exposure.

  Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

  While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  Tracking error  The use of sampling for the Extended Equity Market Index and Total Equity Market Index Funds will likely result in some deviation from their respective indices. In addition, for all four index funds, returns are likely to be slightly below those of the indices because the funds have fees and transaction expenses while indices have none. The timing of cash flows and a fund`s size can also influence returns. For example, a fund`s failure to reach a certain asset size may limit its ability to purchase all the stocks in the index and achieve full replication.

  Futures/options risk  To the extent the funds use futures and options, they are exposed to additional volatility and potential losses.

  U.S. Bond Index Fund

  This fund is designed to track the performance of investment-grade bonds, regardless of whether they are rising or falling. Because index funds are passively managed and fully invested at all times, assets cannot be shifted from one bond or group of bonds to another based on their prospects in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform index funds. In addition, index funds carry the same overall risks as the indexes they are designed to track. The following are the principal risks of the fund:

  Interest rate risk  Investors should be concerned primarily with this risk because the Lehman Brothers U.S. Aggregate Index has typically had an intermediate to long weighted average maturity. An increase in interest rates will likely cause the fund`s share price to fall, resulting in a loss of principal. That`s because the bonds and fixed-income securities in the fund`s portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities whose principal and interest payments are guaranteed can decline in price if rates rise. Generally speaking, the longer a bond`s maturity, the

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  greater its potential for price declines if rates rise and for price gains if rates fall. Therefore, this fund carries more interest rate risk than short-term bond funds.

  Credit risk  This is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price.

  Most investment-grade (AAA to BBB) securities should have relatively low financial risk and a relatively high probability of future payment. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. If the fund invests in securities that develop unexpected credit problems, the fund`s price could decline.

  The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

  Prepayment risk and extension risk  A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the portfolio`s total return and yield, and may even cause certain bond prices to fall below the level the fund paid for them, resulting in a capital loss. Any of these developments could result in a decrease in the fund`s income, share price, or total return.

  Extension risk refers to a rise in interest rates that causes a fund`s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund`s sensitivity to rising rates and its potential for price declines.

  Derivatives risk  Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund`s share price. In addition to CMOs and better-known instruments such as swaps and futures, other derivatives that may be used in limited fashion by the fund include interest-only (IO) and principal-only (PO) securities known as "strips." Some of these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate, or economic environment.

  Tracking error  Differences between the composition of the fund and its index, as well as differences in pricing sources, will likely result in tracking error, or the risk that fund performance will not match that of the index. Tracking error will also result because the fund incurs fees and transaction expenses while indices

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  have none. The timing of cash flows and the fund`s size can also influence returns.

  All funds

  As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  Each fund`s share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  How can I tell which fund is most appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The segments of the market to which you want exposure and the degree of volatility you can accept in pursuit of income or long-term capital gains can guide you in choosing among the funds.

  If you seek a relatively lowcost way of participating in the U.S. equity markets through a passively managed portfolio, the Equity Index 500, Extended Equity Market Index, or Total Equity Market Index Fund could be an appropriate part of your overall investment strategy.

  The S&P 500 Index is one of the most widely tracked stock indices in the world. If you want to closely match the performance of the mostly largecap stocks in this index, with the same level of risk, the Equity Index 500 Fund may be an appropriate choice.

  If you seek potentially higher returns, can assume greater risk, and want broad exposure to small and midcap stocks, you may wish to invest in the Extended Equity Market Index Fund.

  If your risk profile is between that of the Equity Index 500 Fund and the Extended Equity Market Index Fund, and you would like to participate in the entire U.S. stock market, you may want to consider the Total Equity Market Index Fund.

  If you want to diversify your domestic stock portfolio by adding exposure to an index of developed international stock markets and can accept the risks that accompany foreign investments, the International Equity Index Fund could be an appropriate part of your overall investment strategy.

  Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

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  If you seek a low-cost way to participate in the U.S. investment-grade bond market through a fund that tracks a well-known benchmark, the U.S. Bond Index Fund may be an appropriate investment.

  The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

  Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  How has each fund performed in the past?

  The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

  The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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  Table 2  Average Annual Total Returns (Continued)
	Periods ended 12/31/04
	1 year	5 years	Shorter of 10 years or since inception	Inception date
Equity Index 500 Fund
Returns before taxes	10.51%	-2.56%	11.76%	3/30/90
Returns after taxes on distributions	10.24	-2.90	11.03
Returns after taxes on distributions and sale of fund shares	7.16	-2.32	10.08
S&P 500 Stock Index	10.88	-2.30	12.07
Extended Equity Market Index Fund
Returns before taxes	18.38	1.12	6.91	1/30/98
Returns after taxes on distributions	18.21	0.47	6.06
Returns after taxes on distributions and sale of fund shares	12.05	0.60	5.51
Dow Jones Wilshire 4500 Completion Index*	18.57	1.38	7.02
Total Equity Market Index Fund
Returns before taxes	12.22	-1.59	5.00	1/30/98
Returns after taxes on distributions	12.01	-1.94	4.58
Returns after taxes on distributions and sale of fund shares	8.22	-1.52	4.10
Dow Jones Wilshire 5000 Composite Index*	12.62	-1.42	5.11
International Equity Index Fund
Returns before taxes	19.18	---	2.87	11/30/00
Returns after taxes on distributions	19.02	---	2.68
Returns after taxes on distributions and sale of fund shares	12.93	---	2.43
FTSETM Developed ex North America Index	20.76	---	3.83
U.S. Bond Index Fund
Returns before taxes	3.86	---	6.74	11/30/00
Returns after taxes on distributions	2.39	---	4.86
Returns after taxes on distributions and sale of fund shares	2.49	---	4.62
Lehman Brothers U.S. Aggregate Index	4.34	---	7.09
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  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  *Wilshire data calculated as of 01/10/05.

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  What fees or expenses will I pay?

  The funds are 100% no load. However, the funds charge a redemption fee, payable to the funds, on shares held less than 90 days. The fee is 2% for International Equity Index Fund and 0.50% for the other funds. The purpose of the fee is to discourage short-term trading, which increases transaction costs for the funds.

  The Extended Equity Market Index, Total Equity Market Index, International Equity Index, and U.S. Bond Index Funds each have a single fee covering investment management and ordinary recurring operating expenses (other than fees and expenses for the funds` independent directors). In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses.

  There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

  Table 3  Fees and Expenses of the Funds*
Fund	Shareholder fees (fees paid directly from your investment)		Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption feea	Account maintenance feeb	Management fee	Other expenses	Total annual fund operating expenses	Fee waiver/ expense reimbursement	Net expenses

Equity Index 500	0.50%	$10	0.15%	0.24%	0.39%	0.04%c	0.35%c
Extended Equity Market Index	0.50	10	0.40d	—	0.40d	—	xd1
Total Equity Market Index	0.50	10	0.40d	—	0.40d	—	xd1
International Equity Index	2.00	10	0.50d	—	0.50d	—	xd1
U.S. Bond Index	0.50	10	0.30d	—	0.30d	—	xd1

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

  aOn shares purchased and held for less than 90 days.

  bA $2.50 quarterly fee is charged for accounts with balances less than $10,000.

  cEffective January 1, 2004, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through April 30, 2006, to the extent such fees or expenses would cause the fund`s ratio of expenses to average net assets to exceed 0.35%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund`s expense ratio is below 0.35%; however, no reimbursement will be made after April 30, 2008, or if it would result in the expense ratio exceeding 0.35%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

  dThe management fee includes operating expenses.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain

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  the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
Equity Index 500	$36	$116	$209	$483
Extended Equity Market Index	41	128	224	505
Total Equity Market Index	41	128	224	505
International Equity Index	51	160	280	628
U.S. Bond Index	31	97	169	381

  Who manages the funds?

  All funds except International Equity Index Fund

  The funds are managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

  Equity Index 500 and Extended Equity Market Index Funds

  Eugene F. Bair manages each fund day to day and has been chairman of each fund`s Investment Advisory Committee since 2002. He joined T. Rowe Price in 1998 and has been managing investments since 2000.

  Total Equity Market Index Fund

  Eugene F. Bair manages the fund day to day and has been chairman of its Investment Advisory Committee since 2004. He joined T. Rowe Price in 1998 and has been managing investments since 2000.

  U.S. Bond Index Fund

  Edmund M. Notzon III manages the fund day to day and has been chairman of its Investment Advisory Committee since its inception. He has been managing investments since joining T. Rowe Price in 1989.

  International Equity Index Fund

  T. Rowe Price International is responsible for the selection and management of fund portfolio investments. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202.

  Richard T. Whitney manages the fund day to day and has been chairman of its Investment Advisory Committee since 2004. He joined T. Rowe Price in 1985 and has been managing investments since 1986.

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  To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information. Also note that this profile may include funds not available through your plan.

  How can I purchase shares?

  Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

  How can I sell shares?

  You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access ® or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

  When will I receive income and capital gain distributions?

  The U.S. Bond Index Fund distributes income monthly.

  The Equity Index 500 Fund distributes income quarterly.

  The Extended Equity Market Index, Total Equity Market Index, and International Equity Index Funds distribute income annually.

  All funds

  The funds distribute net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

  What services are available?

  A wide range, including but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  Fund Profile

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS C50-035

  T. Rowe Price Investment Services, Inc., Distributor.